Other Long-Term Investments (Components Of Other Long-Term Investments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011		Dec. 31, 2010
Other Long Term Investments [Line Items]
Other long-term investments	$ 317,325		$ 191,816
Long-Term Notes [Member]
Other Long Term Investments [Line Items]
Other long-term investments	32,277	[1]	29,763	[1]
Treasury Bill [Member]
Other Long Term Investments [Line Items]
Other long-term investments	88,348	[2]	80,394	[2]
Prepayments [Member]
Other Long Term Investments [Line Items]
Other long-term investments	136,103	[2]	36,486	[2]
Convertible Bonds [Member]
Other Long Term Investments [Line Items]
Other long-term investments	15,627	[3]
Money Market Investments [Member]
Other Long Term Investments [Line Items]
Other long-term investments	$ 44,970	[4]	$ 45,173	[4]

[1]
(a)	Long-Term Notes

As at December 31, 2011, the Company held $62.5 million (December 31, 2010 $65.0 million) principal amount of Long-Term Notes (received in 2009 upon completion of the Asset-Backed Commercial Paper restructuring) which was recorded at a fair value of $32.3 million. The decrease from December 2010 in principal of $2.5 million was due to the weakening of the Canadian dollar ($1.2 million) and principal redemptions ($1.3 million). The Company has designated the Long-Term Notes as held-for-trading. Accordingly, the Long-Term Notes are recorded at fair value with unrealized gains and losses included in earnings.

There is a significant amount of uncertainty in estimating the amount and timing of cash flows associated with the Long-Term Notes. The Company has estimated the fair value of the Long-Term Notes considering information provided on the restructuring, the best available public information regarding market conditions and other factors that a market participant would consider for such investments.

The Company is aware of a limited number of trades in the Long-Term Notes that occurred prior to December 31, 2011, but does not consider them to be of sufficient volume or value to constitute an active market. Accordingly, the Company has not used these trades to determine the fair value of its notes.

The Company has used a discounted cash flow approach to value the Long-Term Notes at December 31, 2011 incorporating the following assumptions:

Bankers Acceptance Rate:	1.12%
Discount Rates:	9% to 25%
Maturity Dates:	5.0 years
Expected Return of Principal:
A-1 Notes	100%
A-2 Notes	100%
B Notes	10%
C Notes	0%
IA Notes	0%
TA Notes	100%

Based on the discounted cash flow model as at December 31, 2011, the fair value of the Long-Term Notes was estimated at $32.3 million. As a result of this valuation, the Company recorded an unrealized gain of $3.2 million for the year ended December 31, 2011.

Continuing uncertainties regarding the value of the assets that underlie the Long-Term Notes, the amount and timing of cash flows and changes in general economic conditions could give rise to a further change in the fair value of the Company's investment in the Long-Term Notes, which would impact the Company's results from operations. A 1.0% increase, representing 100 basis points, in the discount rate will decrease the fair value of the Long-Term Notes by approximately $1.4 million.

[2]
(b)	Treasury Bill and Prepayments

On October 6, 2009, Ivanhoe Mines agreed to purchase three Treasury Bills ("T-Bills") from the Mongolian Government, having an aggregate face value of $287.5 million, for the aggregate sum of $250.0 million. The annual rate of interest on the T-Bills was set at 3.0%. The initial T-Bill, with a face-value of $115.0 million, was purchased by Ivanhoe Mines on October 20, 2009 for $100.0 million and will mature on October 20, 2014.

However, on March 31, 2010 Ivanhoe Mines agreed to an alternative arrangement for the advancement of funds that would not involve the purchase of the remaining two T-Bills. Specifically, rather than purchasing the second and third remaining T-Bills, with face values of $57.5 million and $115.0 million respectively, Ivanhoe Mines agreed to make two tax prepayments. Tax prepayments of $50.0 million and $100.0 million were made on April 7, 2010 and June 7, 2011 respectively.

The after-tax rate of interest on the tax prepayments is 1.59% compounding annually. Unless already off-set fully against Mongolian taxes, the Mongolian Government must repay any remaining tax prepayment balance, including accrued interest, on the fifth anniversary of the date the tax prepayment was made.

The Company has designated the T-Bill and tax prepayments as available-for-sale investments because they were not purchased with the intent of selling them in the near term and the Company's intention to hold them to maturity is uncertain. The fair values of the T-Bill and tax prepayments are estimated based on available public information regarding what market participants would consider for such investments. Changes in the fair value of available-for-sale investments are recognized in accumulated other comprehensive income.

The Company has used a discounted cash flow approach to value the T-Bill and tax prepayments at December 31, 2011 incorporating the following weighted average assumptions:

	T-Bill	Tax Prepayments
Purchased Amount	$100,000,000	$150,000,000
Discount Rate	9.9%	9.9%
Term	2.8 years	1.5 years

Based on the discounted cash flow models as at December 31, 2011, the fair values of the T-Bill and tax prepayments were estimated at $88.3 million and $136.1 million respectively. As a result of these valuations, Ivanhoe Mines recorded an unrealized gain of $5.0 million on the T-Bill and an unrealized loss of $2.3 million on the tax prepayments in accumulated other comprehensive income for the year ended December 31, 2011.

[3]	(c) Convertible Bonds On November 10, 2011, Ivanhoe Mines participated in Ivanplats' convertible bond offering by purchasing 15,000 bonds at $1,000 each. Upon and subsequent to Ivanplats completing a qualifying initial public offering, Ivanhoe Mines and Ivanplats shall both have the right to convert the bonds into Ivanplats common shares at a conversion price equal to the qualifying initial public offering price. The bonds bear interest at rates ranging from 8.0% to 25.51% per annum, compounded annually, depending on the timing of certain events, including the timing of a qualifying initial public offering. Upon redemption or conversion, Ivanhoe Mines is also entitled to a bonus payment equal to 11.11% of the sum of the principal and interest then outstanding. The bonds mature on November 10, 2014. The bonds are inherently complex financial instruments. In order to reduce accounting complexity Ivanhoe Mines has elected to apply the fair value option to account for its entire holding of Ivanplats bonds. Accordingly, each reporting period the bonds shall be remeasured at fair value with changes in fair value being recognized in earnings. As at December 31, 2011, the $15.6 million (December 31, 2010—$nil) aggregate fair value of the bonds was determined using an effective interest rate of 30.0%.
[4]	(d) Money Market Investments As at December 31, 2011, Ivanhoe Mines held $45.0 million of money market investments with remaining maturities in excess of one year.